BRIDGE BUILDER TRUST
Bridge Builder Small/Mid Cap Value Fund (the “Fund”)
Supplement dated September 21, 2026
to the Summary Prospectus dated October 27, 2025,
as amended and restated May 1, 2026 and as supplemented, and the
Prospectus dated October 27, 2025, as supplemented
This supplement provides new and additional information beyond that contained in the
Summary Prospectus and Prospectus and should be read in conjunction with the Summary Prospectus and Prospectus.
At a meeting held on August 19‑20, 2026, the Board of Trustees of Bridge Builder Trust (the “Trust”), upon the recommendation of Olive Street Investment Advisers, LLC, approved certain changes to the Fund, including (i) a change to the Fund’s name to “Bridge Builder Small Cap Fund,” (ii) changes to the Fund’s principal investment strategy pursuant to which the Fund will invest primarily in small-capitalization companies and no longer invest primarily in both small- and mid‑capitalization companies or follow a value-oriented investment style, and (iii) a new 80% investment policy to invest in securities of small-capitalization companies (collectively, the “Repositioning”). The Trust provided shareholders with notice of the Repositioning, including advance notice of the new 80% investment policy pursuant to Rule 35d‑1 under the Investment Company Act of 1940, in a supplement dated August 24, 2026 (the “August Supplement”). The Repositioning is expected to be completed by October 28, 2026.
In connection with the Repositioning, the Board also approved the appointment of certain new sub‑advisers and the termination of certain existing sub‑advisory agreements, as previously disclosed in the August Supplement. The Fund is now beginning to implement changes in connection with the Repositioning on a phased basis.
The changes described in this supplement are expected to be implemented in accordance with the approximate dates set forth below:

•
Effective on or about September 18, 2026, Diamond Hill Capital Management, Inc. (“Diamond Hill”) will no longer serve as a subadviser to the Fund. Accordingly, the revisions described below relating to Diamond Hill will become effective on or about September 18, 2026.

•
Effective on or about September 25, 2026, LSV Asset Management (“LSV”) and Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”) will no longer serve as subadvisers to each of their respective allocated portions of the Fund.

Effective on or about the same date, Eagle Asset Management, Inc. (“Eagle”), Federated MDTA LLC (“Federated MDT”) and Stephens Investment Management Group, LLC (“SIMG”) will each begin serving as a subadviser to an allocated portion of the Fund. Accordingly, the revisions described below relating to LSV, Vaughan Nelson, Eagle, Federated MDT and SIMG will become effective on or about September 25, 2026.

•
Effective on or about October 2, 2026, Boston Partners Global Investors, Inc. (“Boston Partners”) will no longer serve as a subadviser to the Fund. Accordingly, the revisions below relating to Boston Partners will become effective on or about October 2, 2026.

American Century Investment Management, Inc., Massachusetts Financial Services Company (d/b/a MFS Investment Management), Russell Investment Management, LLC and Silvercrest Asset Management Group LLC will continue to serve as subadvisers to the Fund.
Accordingly, the Summary Prospectus and Prospectus are hereby supplemented and revised as follows:

1.	All references and information related to Diamond Hill, LSV, Vaughan Nelson and Boston Partners, with respect to the Fund, are hereby deleted in their entirety.

2.
The fifth paragraph under the sub‑section of the Prospectus entitled “Principal Investment Strategies” under the section entitled “Summary Section – Bridge Builder Small/Mid Cap Value Fund” and the fifth paragraph under the corresponding sub‑section of the Summary Prospectus are hereby deleted and replaced with the following:

The Adviser is responsible for determining the amount of Fund assets to allocate to each Sub‑adviser. The Adviser allocates Fund assets for each investment strategy to the following Sub‑advisers: American Century Investment Management, Inc. (“American Century”), Eagle Asset Management, Inc. (“Eagle”), Federated MDTA LLC (“Federated MDT”), Massachusetts Financial Services Company (d/b/a MFS Investment Management) (“MFS”), Russell Investment Management, LLC (“RIM”), Silvercrest Asset Management Group LLC (“Silvercrest”) and Stephens Investment Management Group, LLC (“SIMG”). The Adviser may adjust allocations to the Sub‑advisers at any time or make recommendations to the Board with respect to the hiring, termination, or replacement of a Sub‑adviser. Below is a summary of each Sub‑adviser’s principal investment strategies.

3.
The following paragraphs are hereby added to the sub‑section of the Prospectus entitled “Principal Investment Strategies” under the section entitled “Summary Section – Bridge Builder Small/Mid Cap Value Fund” and to the corresponding sub‑section of the Summary Prospectus:

Eagle’s Principal Investment Strategies
During normal market conditions, Eagle primarily invests in the equity securities of small capitalization companies. When making investment decisions, Eagle generally focuses on investing in the securities of small capitalization companies that demonstrate growth potential at a price that does not appear to reflect the company’s true underlying value. Eagle uses a three-pronged investment philosophy when evaluating potential additions to the portfolio – quality, valuation, and balance. Eagle seeks quality by investing in companies with superior cash-flow generation, management teams with a successful record of business strategy execution, sustainable growth, and a defensive business model. It seeks attractive valuation using market fluctuations as opportunistic entry points. Finally, it attempts to balance the allocated portion of the Fund’s portfolio through sector-weight policies that provide diversification across major economic sectors.
Federated MDT’s Principal Investment Strategies
Federated MDT primarily invests in the common stock of small U.S. companies. Federated MDT utilizes a small capitalization growth approach by selecting most of its investments from companies listed in the Russell 2000® Growth Index. Federated MDT’s investments may include, but are not limited to, equity securities of domestic issuers and REITs. As Federated MDT’s sector exposure approximates the Russell 2000® Growth Index, their allocated portion of the Fund may, from time to time, have larger allocations to certain broad market sectors, such as healthcare, technology and industrials. Federated MDT implements its strategy using a quantitative model driven by fundamental and technical stock selection variables. This process seeks to impose strict discipline over stock selection, unimpeded by market or manager psychology. It seeks to maximize compound annual return while controlling risk. The process also takes into account trading costs in an effort to ensure that trades are generated only to the extent they are expected to be profitable on an after-trading cost basis. Additionally, risk is controlled through diversification constraints which limit exposure to individual companies as well as groups of correlated companies. Federated MDT actively trades its portfolio securities as part of implementing its investment strategy.
SIMG’s Principal Investment Strategies
SIMG evaluates and selects securities of small capitalization companies. SIMG primarily invests in the common stock of U.S. companies, although ADRs can be purchased from time‑to‑time. When making its investment decisions, SIMG employs a disciplined, bottom‑up investment selection process that combines rigorous fundamental analysis with quantitative screening in an effort to identify companies that exhibit potential for superior earnings growth that is unrecognized by the markets. SIMG has two screens—one for core growth stocks and one for catalyst stocks. Core growth stocks have strong growth franchises, recurring revenue, and above-average growth rates; catalyst stocks, in comparison, are experiencing change that could lead to accelerated earnings growth.

4.
The following tables are hereby added to the sub‑section of the Prospectus entitled “Sub‑advisers and Portfolio Managers” under the section entitled “Summary Section – Bridge Builder Small/Mid Cap Value Fund” and to the corresponding sub‑section of the Summary Prospectus:

Eagle
Portfolio Managers	Position with Eagle	Length of Service to the Fund
Matt McGeary, CFA	Portfolio Manager	Since September 2026

E.G. Woods, CFA	Portfolio Manager	Since September 2026

Jason Wulff, CFA	Portfolio Manager	Since September 2026

Matthew Spitznagle, CFA	Portfolio Manager	Since September 2026

Federated MDT
Portfolio Managers	Position with Federated MDT	Length of Service to the Fund
Daniel J. Mahr, CFA	Head of Federated MDT and Portfolio Manager	Since September 2026
Damien Zhang, CFA	Head of Federated MDT Research and Portfolio Manager	Since September 2026
Frederick L. Konopka, CFA	Trading Manager and Portfolio Manager	Since September 2026
John Paul Lewicke	Research Manager and Portfolio Manager	Since September 2026
SIMG
Portfolio Managers	Position with SIMG	Length of Service to the Fund
Ryan Crane, CFA	Chief Investment Officer	Since September 2026

5.
The last paragraph under the sub‑section of the Prospectus entitled “Bridge Builder Small/Mid Cap Value Fund – Principal Investment Strategies” under the section entitled “Additional Information Regarding the Funds’ Investment Objectives and Strategies” is hereby deleted and replaced with the following:

The Adviser allocates assets of the Fund to the following Sub‑advisers: American Century, Eagle, Federated MDT, MFS, RIM, Silvercrest and SIMG. The Adviser may adjust allocations to the Sub‑advisers at any time or make recommendations to the Board with respect to the hiring, termination or replacement of a Sub‑adviser. Below is a summary of each Sub‑adviser’s principal investment strategies.

6.
The following paragraphs are hereby added to the sub‑section of the Prospectus entitled “Bridge Builder Small/Mid Cap Value Fund – Principal Investment Strategies” under the section entitled “Additional Information Regarding the Funds’ Investment Objectives and Strategies”:

Eagle’s Principal Investment Strategies
During normal market conditions, Eagle primarily invests in the equity securities of small capitalization companies. When making investment decisions, Eagle generally focuses on investing in the securities of small capitalization companies that demonstrate growth potential at a price that does not appear to reflect the company’s true underlying value.
Eagle uses a three-pronged investment philosophy when evaluating potential additions to the portfolio – quality, valuation, and balance. Eagle seeks quality by investing in companies with superior cash-flow generation, management teams with a successful record of business strategy execution, sustainable growth, and a defensive business model. It seeks attractive valuation using market fluctuations as opportunistic entry points. Finally, Eagle attempts to balance the portfolio through sector-weight policies that provide diversification across major economic sectors.

Federated MDT’s Principal Investment Strategies
Federated MDT primarily invests in the common stock of small U.S. companies and may also invest in REITs. Federated MDT seeks to maximize compound annual return while controlling risk. Individual stocks are selected based upon a proprietary quantitative model that is designed to facilitate an objective, disciplined, quantitative analysis of every stock in the relevant investment universe.
Federated MDT’s quantitative model constructs the portfolio by considering fundamental and technical measures, analyzing expected trading costs and employing risk controls to promote diversification. The process also takes into account trading costs in an effort to ensure that trades are generated only to the extent they are expected to be profitable on an after-trading cost basis. Additionally, risk is controlled through diversification constraints which limit exposure to individual companies as well as groups of correlated companies. Federated MDT reviews the proposed trades produced by the process in an effort to ensure that they are based on accurate and current information. If a proposed trade is deemed to be based on inaccurate or stale information, the trade decision is deferred until the model incorporates timely and accurate information.
Federated MDT may sell securities for reasons including, but not limited to: (i) identification of deteriorating stock selection factors; (ii) identification of replacement securities with higher perceived value; and (iii) compliance with the Fund’s investment objectives, strategy, limitations and other parameters. Federated MDT selects most of its investments from companies listed in the Russell 2000® Growth Index. Because Federated MDT primarily invests in companies that are defined by reference to the Russell 2000® Growth Index, the market capitalization of companies in which Federated MDT may invest will vary with market conditions. As Federated MDT’s allocated portion of the Fund’s sector exposure approximates the Russell 2000® Growth Index, Federated MDT’s allocated portion of the Fund may, from time to time, have larger allocations to certain broad market sectors, such as healthcare, technology and industrials. Federated MDT actively trades its portfolio securities as part of implementing its investment strategy.
SIMG’s Principal Investment Strategies
SIMG evaluates and selects securities of small capitalization companies. SIMG primarily invests in the common stock of U.S. companies, although ADRs can be purchased from time‑to‑time. SIMG believes that securities of small capitalization companies have the opportunity to appreciate more quickly than larger capitalization companies due to greater market inefficiencies. SIMG attributes these inefficiencies primarily to lower levels of research coverage in this area of the market.
SIMG believes that earnings growth drives stock performance. SIMG uses a disciplined, bottom‑up investment selection process that combines both fundamental analysis and the use of proprietary quantitative tools and screens to identify companies that exhibit potential for superior earnings growth that is unrecognized by the markets. SIMG has two screens—one for core growth stocks and one for catalyst stocks. Core growth stocks have strong growth franchises, recurring revenue, and above-average growth rates; catalyst stocks, in comparison, are experiencing change that could lead to accelerated earnings growth. There are common elements in both types of stocks, such as higher forward growth rates, above-median price/earnings ratios, higher return on equity, and positive earnings revisions.

7.	The following disclosure is hereby added in the sub‑section of the Prospectus entitled “Sub‑advisers and Portfolio Managers” under the section entitled “Management of the Funds”:
A discussion regarding the Board’s considerations in connection with the approval of the Sub-advisory Agreements with Eagle, Federated MDT and SIMG, with respect to the Fund, will be available in the Funds’ reports filed on Form N-CSRS, which will cover the period from July 1, 2026 to December 31, 2026.

8.
The following disclosures are hereby added to the sub‑section of the Prospectus entitled “Sub‑advisers and Portfolio Managers – Small/Mid Cap Value Fund” under the section entitled “Management of the Funds”:

Eagle
Eagle, 880 Carillon Parkway, St. Petersburg, Florida 33716, serves as a Sub‑adviser to the Small/Mid Cap Value Fund under a sub‑advisory agreement with the Adviser on behalf of the Small/Mid Cap Value Fund. Eagle is registered as an investment adviser with the SEC and was founded in 1984. As of June 30, 2026, Eagle had assets under management of approximately $33.19 billion.
Portfolio Managers:
Matt McGeary, CFA, E.G. Woods, CFA, Jason Wulff, CFA, and Matthew Spitznagle, CFA, have been portfolio managers of the Fund since September 2026.
Mr. McGeary has been a Portfolio Manager with Eagle since 2012. He was a Portfolio Manager at Sentinel Investments from 2011 to 2012.
Mr. Woods has been a Portfolio Manager with Eagle since 2020. He was a Portfolio Manager at Taylor, Cottril, Erickson & Associates from 2018-2019 and a Senior Equity Analyst at Sentinel Investments from 2013-2018.
Mr. Wulff has been a Portfolio Manager with Eagle since 2015. He was a Portfolio Manager at Sentinel Investments from 2007-2015.
Mr. Spitznagle has been a Portfolio Manager with Eagle since 2012. He was a Portfolio Manager with Sentinel Investments from 2005-2012.
Federated MDT
Federated MDT, 125 High Street, Oliver Street Tower, 21st Floor, Boston, MA 02110, serves as a Sub-adviser to the Small/Mid Cap Value Fund under a sub-advisory agreement with the Adviser on behalf of the Small/Mid Cap Value Fund. Federated MDT is registered as an investment adviser with the SEC and was founded in 1997. As of December 31, 2025, Federated MDT had assets under management of approximately $30.6 billion.
Portfolio Managers:
Daniel J. Mahr, CFA, Damien Zhang, CFA, Frederick L. Konopka, CFA, and John Paul Lewicke have been portfolio managers of the Fund since September 2026.
Daniel J. Mahr, CFA, joined Federated MDT’s Investment Team in 2002 and has been a Portfolio Manager since August 2008. As Head of Federated MDT, he is responsible for overseeing the Investment Team as it relates to the ongoing design, development and implementation of the investment model. He received his A.B. in Computer Science from Harvard College and his S.M. in Computer Science from Harvard University.
Damien Zhang, CFA, joined Federated MDT’s Investment Team in 2009 and has been a Portfolio Manager since August 2018. As Head of Federated MDT Research, he is responsible for day-to-day management of the Investment Team as it relates to the ongoing design, development and implementation of the investment model. He received his A.B. in Economics from Princeton University.
Frederick L. Konopka, CFA, joined Federated MDT’s Investment Team in 1997 and has been a Portfolio Manager since August 2008. As Portfolio and Trading Manager, he is responsible for the ongoing implementation of the investment model including trading impact evaluation and implementation. He received his A.B. in Mathematics from Dartmouth College and his M.S. with a concentration in Information Technology and Finance from the MIT Sloan School of Management.
John Paul Lewicke joined Federated MDT’s Investment Team in 2007 and has been a Portfolio Manager since September 2014. As Research Manager, he is responsible for the ongoing evaluation and enhancement of the investment model, including software code design and development. He received his A.B. in Mathematics and Computer Science from Dartmouth College.
SIMG
SIMG, 111 Center Street, Suite 2110, Little Rock, Arkansas 72201, serves as a Sub‑adviser to the Small/Mid Cap Value Fund under a sub‑advisory agreement with the Adviser on behalf of the Small/Mid Cap Value Fund. SIMG is registered as an investment adviser with the SEC and was founded in 2005. As of June 30, 2026, SIMG had assets under management of approximately $9.55 billion.
Portfolio Manager:
Ryan Crane, CFA, has been portfolio manager of the Fund since September 2026. Mr. Crane is Chief Investment Officer of SIMG and has served as the Lead Portfolio Manager for all of SIMG’s strategies since inception in 2004. Mr. Crane initially managed strategies on behalf of Stephens Inc. before SIMG was established as a separate entity in 2005. Before joining SIMG, Mr. Crane had been at AIM Capital Management since 1994, where he was a Senior Portfolio Manager and the team leader for the small/mid‑cap growth complex.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

BRIDGE BUILDER TRUST

Bridge Builder Small/Mid Cap Value Fund (the “Fund”)

Supplement dated September 21, 2026

to the Statement of Additional Information (“SAI”) dated October 27, 2025, as supplemented

This supplement provides new and additional information beyond that contained in the

SAI and should be read in conjunction with the SAI.

At a meeting held on August 19-20, 2026, the Board of Trustees of Bridge Builder Trust (the “Trust”), upon the recommendation of Olive Street Investment Advisers, LLC, approved certain changes to the Fund, including (i) a change to the Fund’s name to “Bridge Builder Small Cap Fund,” (ii) changes to the Fund’s principal investment strategy under which the Fund will invest primarily in small-capitalization companies and no longer invest primarily in both small- and mid-capitalization companies or follow a value-oriented investment style, and (iii) a new 80% investment policy to invest in securities of small-capitalization companies (collectively, the “Repositioning”). The Trust provided shareholders with notice of the Repositioning, including advance notice of the Fund’s new 80% investment policy pursuant to Rule 35d-1 under the Investment Company Act of 1940, in a supplement dated August 24, 2026 (the “August Supplement”). The Repositioning is expected to be completed by October 28, 2026.

In connection with the Repositioning, the Board also approved the appointment of certain new sub-advisers and the termination of certain existing sub-advisory agreements, as previously disclosed in the August Supplement. The Fund is now beginning to implement changes in connection with the Repositioning on a phased basis.

The changes described in this supplement are expected to be implemented in accordance with the approximate dates set forth below:

•

Effective on or about September 18, 2026, Diamond Hill Capital Management, Inc. (“Diamond Hill”) will no longer serve as a subadviser to the Fund. Accordingly, the revisions described below relating to Diamond Hill will become effective on or about September 18, 2026.

•

Effective on or about September 25, 2026, LSV Asset Management (“LSV”) and Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”) will no longer serve as subadvisers to each of their respective allocated portions of the Fund.

Effective on or about the same date, Eagle Asset Management, Inc. (“Eagle”), Federated MDTA LLC (“Federated MDT”), and Stephens Investment Management Group, LLC (“SIMG”) will each begin serving as a subadviser to an allocated portion of the Fund. Accordingly, the revisions described below relating to LSV, Vaughan Nelson, Eagle, Federated MDT and SIMG will become effective on or about September 25, 2026.

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•

Effective on or about October 2, 2026, Boston Partners Global Investors, Inc. (“Boston Partners”) will no longer serve as a subadviser to the Fund. Accordingly, the revisions below relating to Boston Partners will become effective on or about October 2, 2026.

American Century Investment Management, Inc., Massachusetts Financial Services Company (d/b/a MFS Investment Management), Russell Investment Management, LLC and Silvercrest Asset Management Group LLC will continue to serve as subadvisers to the Fund.

Accordingly, the SAI is hereby supplemented and revised as follows:

1.	All references and information related to Diamond Hill, LSV, Vaughan Nelson and Boston Partners, with respect to the Fund, are hereby deleted in their entirety.

2.	The following disclosure is hereby added to the sub-section entitled “Small/Mid Cap Value Fund” under the section entitled “The Funds’ Investment Teams”:

Eagle Asset Management, Inc. (“Eagle”), 880 Carillon Parkway, St Petersburg, Florida 33716, is the Sub-adviser for an allocated portion of the Small/Mid Cap Value Fund pursuant to a Sub-advisory Agreement with the Adviser. Eagle is a wholly owned subsidiary of Raymond James Financial, Inc. (NYSE “RJF”). For its services as a Sub-adviser, Eagle is entitled to receive a fee from the Small/Mid Cap Value Fund.

Other Accounts Managed by Portfolio Managers and Ownership of Fund Shares. The table below identifies, for each portfolio manager of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected in the table below. Information is shown as of June 30, 2026. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Bridge Builder Trust)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Accounts
Matthew McGeary	0	$0	0	$0	2,259	$882.5 million
E.G. Woods	0	$0	0	$0	2,259	$882.5 million
Jason Wulff	0	$0	0	$0	2,259	$882.5 million
Matthew Spitznagle	0	$0	0	$0	2,259	$882.5 million

As of June 30, 2026, the above-listed portfolio managers did not beneficially own any shares of the Fund.

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Material Conflicts. When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. Eagle has adopted policies and procedures designed to address these potential material conflicts. For instance, portfolio managers within Eagle are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, Eagle and its advisory affiliates utilize a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

The officers and employees of Eagle and accounts in which affiliated persons have an investment interest, may at times buy or sell and have positions in securities which may be those recommended for purchase or sale to investment advisory clients. In addition, Eagle and its related persons may also give advice and take action in the performance of their duties to clients, which may differ from, or be similar to the advice given, or the timing and nature of action taken, with respect to their own accounts. Eagle may combine transaction orders placed on behalf of clients, including accounts in which affiliated persons of Eagle have an investment interest. Eagle seeks to ensure that the firm and its employees do not personally benefit from the short-term market effects of recommendations to or actions for clients through personal securities policies and procedures under the firm’s Code of Ethics.

Compensation. Eagle seeks to maintain a compensation program that is competitively positioned to attract and retain high caliber investment professionals. Portfolio manager compensation is reviewed and may be modified periodically as appropriate to reflect changes in the market, as well as to adjust the factors used to determine variable compensation. Investment professionals receive a base salary and deferred compensation along with a variable bonus based on revenues on accounts under management and various other variable forms of compensation, including stock options and an executive benefit plan. Eagle has created a compensation plan that provides its investment professionals with long-term financial incentives and encourages them to develop their careers at Eagle. The investment professionals are compensated as follows:

•	All portfolio managers are paid base salaries,
•	Portfolio managers participate in a revenue-sharing program that provides incentives to build a successful investment program over the long term,
•	Additional deferred compensation plans, including restricted stock awards and stock option programs, may be provided to key investment professionals, and
•

All portfolio managers generally are eligible to receive benefits from Eagle’s parent company including health care and other insurance benefits, a 401(k) plan, profit sharing, Long-Term Incentive Plan, Employee Stock Option Plan and Employee Stock Purchase Plan.

Eagle typically compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the performance of funds and managed accounts relative to benchmarks and peer groups. Each portfolio manager is evaluated based on the composite performance of funds and accounts in each strategy for which the individual serves on the portfolio management team. Periods evaluated include the 1, 3, 5 and 10 year (or since inception) periods for relevant strategies. This evaluation may afford differing weights to

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specific funds, accounts or products based on a portfolio manager’s contribution or responsibility to the team. This weighting process may be based on the overall size of a given fund or investment product and portfolio manager responsibility and/or contribution and may provide incentive for a portfolio manager to favor another account over their fund(s). A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than their fund(s). Eagle has established procedures to mitigate these conflicts, including review of performance dispersion across all firm managed accounts and policies to monitor trading and best execution for all managed accounts and funds.

Portfolio Manager benchmarks for evaluation purposes include Lipper and Morningstar rankings for mutual fund performance and the Russell 2000® Index for separate accounts along with peer group rankings such as those from Callan Associates and Mercer Investment Consulting.

Federated MDTA LLC (“Federated MDT”), 125 High Street, Oliver Street Tower, 21st Floor, Boston, MA 02110, is the Sub-adviser for an allocated portion of the Small/Mid Cap Value Fund pursuant to a Sub-advisory Agreement with the Adviser. Federated MDT is a wholly owned advisory subsidiary of Federated Hermes, Inc. For its services as a Sub-adviser, Federated MDT is entitled to receive a fee from the Small/Mid Cap Value Fund.

Other Accounts Managed by Portfolio Managers and Ownership of Fund Shares. The table below identifies, for each portfolio manager of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected in the table below. Information is shown as of June 30, 2026. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Bridge Builder Trust)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Accounts
Daniel Mahr, CFA	16	$27.8 billion	7	$2.9 billion	163	$8.8 billion
Frederick Konopka, CFA	16	$27.8 billion	7	$2.9 billion	163	$8.8 billion
John Paul Lewicke	16	$27.8 billion	7	$2.9 billion	163	$8.8 billion
Damien Zhang, CFA	16	$27.8 billion	7	$2.9 billion	163	$8.8 billion

As of June 30, 2026, the above-listed portfolio managers did not beneficially own any shares of the Fund.

Material Conflicts. As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the

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investments of other funds/pooled investment vehicles or accounts (collectively, including the Small/Mid Cap Value Fund, as applicable, “accounts”) for which a portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts can include, for example, conflicts created by specific portfolio manager compensation arrangements (including, for example, the allocation or weighting given to the performance of a fund or other accounts or activities for which a portfolio manager is responsible in calculating the portfolio manager’s compensation), and conflicts relating to selection of brokers or dealers to execute a fund’s portfolio trades and/or specific uses of commissions from a fund’s portfolio trades (for example, research or “soft dollars”). Federated MDT has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Compensation. Federated MDT’s portfolio managers are paid a fixed-base salary and a variable annual incentive. Base salary is determined within a market-competitive, position-specific salary range, based on the individual’s experience and performance. The annual incentive amount is determined based primarily on the performance of the investment accounts, strategies and/or products (“accounts”) which the portfolio managers manage and may also include a discretionary component based on a variety of factors deemed relevant, such as financial measures and performance. The Fund is measured against a benchmark of Russell 2000® Growth Index, and versus a designated peer group of comparable accounts. All or a portion of any annual incentive amount may be paid in cash or a combination of cash and restricted stock of Federated Hermes. The allocation or weighting given to the performance of any account for which a portfolio manager is responsible, when compensation is calculated, can vary. The performance of any such account may or may not represent a significant portion of the calculation at any point in time (and may be adjusted periodically). Investment performance is based on a variety of factors including performance versus account-specific benchmarks. Any individual allocations from the discretionary component may be determined by executive management on a discretionary basis using various factors, such as, for example, on a product, strategy or asset class basis, and considering overall contributions and any other factors deemed relevant (and may be adjusted periodically).

Stephens Investment Management Group, LLC (“SIMG”), 111 Center Street, Suite 2110, Little Rock, Arkansas 72201, is the Sub-adviser for an allocated portion of the Small/Mid Cap Value Fund pursuant to a Sub-advisory Agreement with the Adviser. SIMG is a subsidiary of Stephens Investments Holdings LLC. For its services as a Sub-adviser, SIMG is entitled to receive a fee from the Small/Mid Cap Value Fund.

Other Accounts Managed by Portfolio Manager and Ownership of Fund Shares. The table below identifies, for the portfolio manager of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are subject to a performance-based advisory

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fee, this information is reflected in the table below. Information is shown as of June 30, 2026. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Bridge Builder Trust)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Accounts
Ryan Crane	4	$5.1 billion	2	$700 million	55	$2.4 billion
Accounts Subject to Performance Fees
Ryan Crane	1	$3.8 billion	0	$0	0	$0

As of June 30, 2026, the above-listed portfolio manager did not beneficially own any shares of the Fund.

Material Conflicts. SIMG manages a number of separate accounts and three other registered investment companies that utilize similar investment strategies as the Fund. Most of these separate accounts are charged an asset-based fee by SIMG, but one of the accounts is charged a performance fee. This account is an investment company account which pays SIMG an asset-based fee plus or minus a performance adjustment. The performance adjustment is based on the cumulative total return of the assets managed by SIMG relative to the fund’s benchmark.

The firm has established policies and procedures to address the potential conflicts of interest inherent in managing portfolios for multiple clients. These policies and procedures are designed to prevent and detect favorable treatment of one account over another and include policies for allocating trades equitably across multiple accounts, monitoring the composition of client portfolios to ensure that each reflects the investment profile of the client, and reviewing the performance of accounts of similar styles. Additionally, each employee of SIMG is bound by its Code of Ethics, which establishes policies and procedures designed to ensure the clients’ interests are placed before those of an individual or the firm.

Compensation. All SIMG portfolio managers receive compensation in the form of a fixed salary and performance bonus. The performance bonus can represent a significant portion of the total compensation. The amount of a portfolio manager’s bonus is a function of SIMG products’ asset-weighted one-, three-, and five-year pre-tax performance relative to the appropriate benchmark and peer group. Portfolio managers with sector specific responsibilities receive a portion of their bonus based on performance contribution and attribution analysis based on each individual’s performance within their respective sectors. Mr. Crane’s bonus as team leader is more a function of the product’s performance (in the manner described above) and less sensitive to individual stock picks. His bonus also has a subjective portion that is related in part to SIMG’s level of profitability. Additionally, SIMG portfolio managers and SIMG’s CEO own phantom shares in SIMG which entitles them to receive a portion of the overall net profits of SIMG. Performance is measured over the most recent calendar year.

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